SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


                          Date of Report: October 2003


                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)



      Nevada                    000-29217                   95-4721385
  -----------------             ---------                   ----------
  (State or other              (Commission                 (IRS Employer
  jurisdiction of              File Number)               Identification)
  incorporation)


6171 W. Century Blvd. Suite 200 LA, CA                       90045
------------------------------------------                   -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (310) 846-2500

 Not Applicable
(Former name or former address, if changed since last report.)

================================================================================

Item 1.  Changes in Control of Registrant

                  None.

Item 2.  Acquisition or Disposition of Assets

                  None.


Item 3.  Bankruptcy or Receivership

                  None.

Item 4.  Changes in Accountants

                  None.

Item 5.  Other Events and Regulation FD Disclosure

In a meeting of the board of directors of the registrant, Mr. William R. Barber, former Chief Executive Officer and President of the registrant from November 2002 through July 2003, was elected to serve as Chief Executive Officer and President of the registrant, filling the vacancy left by the October 16, 2003 resignation of Ms. Becky H. Takeda of those roles. Mr. Barber has accepted the position effective October 16, 2003. Mr. Barber is a shareholder of Merchants Billing Services, the manager of the registrant. Mr. Barber owns less than 1% of the shares of the registrant.

Item 6.  Resignation of Directors

                  None.

Item 7.  Financial Statements Pro Forma Financial & Exhibits

                  None.


Item 8.  Changes In Fiscal Year

                  None.

Item 9.  Regulation FD Disclosures

         See Items 1, 5 and 6, above.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 23, 2003                     Accesspoint Corporation
      -------------------

                                    By:


                                    S/s William R. Barber
                                    ---------------------
                                    William R. Barber
                                    President
    A. EXHIBITS

                  None.